UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 24, 2016

WORLD POINT TERMINALS, LP
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-36049	46-2598540
(Commission File Number)	(IRS Employer Identification No.)

8235 Forsyth Blvd., Suite 400
St. Louis, Missouri 63105
(Address of Principal Executive Offices)

(314) 889-9660
(Registrant’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 8.01 Other Events

On March 24, 2016, World Point Terminals, LP (NYSE: WPT) (the “Partnership”) issued a press release announcing that the Partnership will release its year-end 2015 financial results after market close on Tuesday, March 29, 2016, and that Partnership management will host an investment-community conference call on Wednesday, March 30, 2016, beginning at 9:00 a.m. Eastern Time to discuss financial results and provide a corporate update. A copy of the press release is furnished as Exhibit 99.1 to this report.

Item 9.01. Financial Statements and Exhibits

A copy of the press release is included as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORLD POINT TERMINALS, LP

By:	WPT GP, LLC
its general partner

By:	/s/ Jonathan Q. Affleck
Name:	Jonathan Q. Affleck
Title:	Vice President and Chief Financial Officer

Date: March 24, 2016